Exhibit 99.2 September 2019 MedStar Stephen's Crossing Brandywine, MD SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION THIRD QUARTER 2019 PHYSICIANS REALTY TRUST NYSE: DOC CareMount Medical - Lake Katrine MOB Lake Katrine, NY

TABLE OF CONTENTS COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 THIRD QUARTER HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD)  8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 FINANCIAL STATISTICS AND COVENANT PERFORMANCE 11 MOB SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 2

FORWARD-LOOKING STATEMENTS   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2018.   NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated November 6, 2019, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. 3

ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals, and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals, and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of September 30, 2019, owned approximately 96.7% of the partnership interests in the operating partnership (“OP Units”). COMPANY SNAPSHOT As of September 30, 2019 Gross real estate investments (thousands) $ 4,545,226 Total healthcare properties (1) 259 % Leased (1) 96.0% Total portfolio gross leasable area (sq. ft.) (1) 13,873,876 % of GLA on-campus / affiliated (1) 90% Average remaining lease term for all buildings (years) (1) 7.4 Cash and cash equivalents (thousands) $ 8,724 Total debt to firm value 31.2% Weighted average interest rate per annum on consolidated debt 3.7% Equity market cap (thousands) $ 3,343,042 Quarterly dividend $ 0.23 Quarter end stock price $ 17.75 Dividend yield 5.18% Common shares outstanding 188,340,416 OP Units outstanding and not owned by DOC 6,408,142 Total firm value (thousands) $ 5,062,463 (1) Excludes the Company's corporate office building. 4

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
President
Chief Executive Officer

Stanton D. Anderson
Compensation Committee Chair

Mark A. Baumgartner
Audit Committee Chair

Albert C. Black
Nominating and Corporate Governance Committee Chair

William A. Ebinger, M.D.
Trustee

Pamela J. Kessler
Trustee

Richard A. Weiss
Finance and Investment Committee Chair

MANAGEMENT TEAM

John T. Thomas
President
Chief Executive Officer

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

Mark D. Theine
Executive Vice President
Asset & Investment Management

John W. Lucey
Chief Accounting and Administrative Officer

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Bradley D. Page
Senior Vice President
General Counsel

Laurie P. Becker
Senior Vice President
Controller

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

- J. Dennerlein - Bank of America Merrill Lynch
- Z. Brantly - Berenberg Capital Markets LLC
- J. Kim - BMO Capital Markets Corp.
- M. Gorman - BTIG
- D. Bernstein - Capital One Securities
- N. Joseph - Citi
- M. Ross - Compass Point
- C. Kucera - B. Riley
- P. Martin - JMP Securities
- J. Sadler - Keybanc Capital Markets Inc.
- V. Malhotra - Morgan Stanley
- J. Hughes - Raymond James Financial Inc.
- M. Carroll - RBC Capital Markets LLC
- D. Babin - Robert W. Baird & Co.
- C. Vanacore - Stifel
- M. Lewis - SunTrust Robinson Humphrey

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

5

PHYSICIANS REALTY TRUST
DOC LISTED NYSE

THIRD QUARTER 2019 HIGHLIGHTS

OPERATING HIGHLIGHTS

- Third quarter 2019 total revenue of $107.6 million, an increase of 2% compared to the prior year period
- Third quarter 2019 rental revenue of $78.8 million, an increase of 3% compared to the prior year period
- Generated quarterly net income per share of $0.08 on a fully diluted basis
- Generated quarterly normalized funds from operations (Normalized FFO) of $0.27 per share and OP unit on a fully diluted basis
- Third quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth was 3.3% year-over-year
- Declared quarterly dividend of $0.23 per share for the third quarter
- 96.0% of portfolio square footage leased as of September 30, 2019

COMPANY ANNOUNCEMENTS

- September 20, 2019: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended September 30, 2019. The distribution was paid on October 18, 2019 to common shareholders and OP Unit holders of record as of the close of business on October 3, 2019.
- October 3, 2019: Provided an update regarding the Company's three LTACH facilities subject to a master lease to LifeCare Holdings, LLC. The Company's in-place master lease will be assumed without modification by the newly formed LifeCare 2.0, LLC, including an agreement to pay, in 12 monthly installments, approximately $1.1 million representing past due rent, real estate taxes, late charges, interest owed under the master lease, and legal fees.

THIRD QUARTER INVESTMENT HIGHLIGHTS

- Rockwall II MOB, Rockwall, TX
- Shadeland Station Portfolio (2 MOBs), Indianapolis, IN
- Shell Ridge Portfolio (5 MOBs), Walnut Creek, CA

SUBSEQUENT EVENTS

- ProHealth MOB, Manchester, CT
- Fort Worth MOB Loan, Fort Worth, TX
- Foundation El Paso Surgical Hospital Sale, El Paso, TX
- MedCore Realty Eden Hill, LLC - 49% membership interest, Dover, DE



Doctor's Community Hospital POB
Lanham, MD



Peachtree Dunwoody Medical Center
Atlanta, GA

6

FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) INCOME Three Months Ended September 30, 2019 June 30, 2019 Revenues $ 107,593 $ 94,903 Net income 15,619 7,316 NOI 76,120 64,283 Annualized Adjusted EBITDAre 282,132 237,168 Net income available to common shareholders per common share $ 0.08 $ 0.04 Normalized FFO 51,215 39,963 Normalized FFO per common share and OP Unit $ 0.27 $ 0.21 Normalized FAD 47,692 42,104 CAPITALIZATION As of ASSETS September 30, 2019 June 30, 2019 Gross Real Estate Investments (including gross lease intangibles) 4,545,226 4,445,963 Total Assets 4,247,697 4,171,987 DEBT AND EQUITY Total Debt (1) 1,577,940 1,543,349 Total Equity 2,463,651 2,425,443 Equity Market Capitalization 3,343,042 3,231,899 Total Firm Value 5,062,463 4,898,053 Total Debt / Total Firm Value 31.2% 31.5% (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. Portfolio Growth Since IPO $4,545,226 $4,500,000 14,000,000 $4,000,000 12,000,000 s t n $3,500,000 e m 10,000,000 t s $3,000,000 e v F n I 8,000,000 S e $2,500,000 n t i a t s A E $2,000,000 6,000,000 L l G a e R $1,500,000 s s 4,000,000 o r $1,000,000 G 2,000,000 $500,000 $123,998 $0 0 IP Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q 4Q 1Q 2Q 3Q O 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- - - - - 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 19 19 19 Gross Real Estate Assets Gross Real Estate Investments/Quarter Total Healthcare Property GLA 7

RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended Nine Months Ended September 30, 2019 September 30, 2019 Net income $ 15,619 $ 34,435 Net income attributable to NCI - partially owned properties (136) (410) Preferred distributions (314) (892) Depreciation and amortization expense 36,523 109,076 Depreciation and amortization expense - partially owned properties (69) (213) Gain on the sale of investment properties (409) (3,442) FFO applicable to common shares and OP Units $ 51,214 $ 138,554 Net change in fair value of derivative 1 — Normalized FFO applicable to common shares and OP Units $ 51,215 $ 138,554 Net income available to common shareholders per common share and OP Unit $ 0.08 $ 0.17 FFO per common share and OP Unit $ 0.27 $ 0.73 Normalized FFO per common share and OP Unit $ 0.27 $ 0.73 Normalized FFO applicable to common shares and OP Units $ 51,215 $ 138,554 Non-cash share compensation expense 2,523 7,861 Straight-line rent adjustments (3,780) (6,581) Amortization of acquired above/below market leases/assumed debt 932 2,575 Amortization of lease inducements 336 1,016 Amortization of deferred financing costs 600 1,806 TI/LC and recurring capital expenditures (4,134) (13,304) Normalized FAD applicable to common shares and OP Units $ 47,692 $ 131,927 Weighted average number of common shares and OP Units outstanding 191,980,222 190,489,654 8

RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) Three Months Ended Nine Months Ended NET OPERATING INCOME September 30, 2019 September 30, 2019 Net income $ 15,619 $ 34,435 General and administrative 8,110 24,758 Depreciation and amortization expense 36,614 109,348 Interest expense 16,185 48,507 Net change in fair value of derivative 1 — Gain on the sale of investment properties (409) (3,442) NOI $ 76,120 $ 213,606 NOI $ 76,120 $ 213,606 Straight-line rent adjustments (3,780) (6,581) Amortization of acquired above/below market leases 948 2,622 Amortization of lease inducements 336 1,016 Cash NOI $ 73,624 $ 210,663 Three Months Ended Nine Months Ended ADJUSTED EBITDAre September 30, 2019 September 30, 2019 Net income $ 15,619 $ 34,435 Depreciation and amortization 36,614 109,348 Interest expense 16,185 48,507 Gain on the sale of investment properties (409) (3,442) EBITDAre $ 68,009 $ 188,848 Non-cash share compensation expense 2,523 7,861 Net non-cash changes in fair value 1 — Adjusted EBITDAre $ 70,533 $ 196,709 Adjusted EBITDAre Annualized(1) $ 282,132 $ 262,279 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown. 9

MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION September 30, 2019 Unsecured credit facility debt $ 519,000 Debt is 31% of Firm Value Unsecured notes 975,000 Mortgage debt 83,940 Total Debt (1) $ 1,577,940 Redeemable equity $ 27,736 Share price $ 17.75 Total common shares outstanding 188,340,416 Total OP Units outstanding 6,408,142 Implied equity market capitalization $ 3,456,787 Total Firm Value (Debt + Pref. + Equity) $ 5,062,463 Debt Equity Total Debt/Total Assets 37.1% Total Debt/Total Firm Value 31.2% (1) Balance as of DEBT SUMMARY September 30, 2019 Interest Rate Maturity Date Revolving Credit Facility Debt $ 269,000 3.1% 9/18/2022 Credit Facility Term Debt 250,000 2.3% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 December '17 350,000 4.0% 1/15/2028 Mortgage Debt, Maturing (2): 2019 — — % 2020 23,500 3.6% 2021 6,744 4.7 % Thereafter 53,696 4.8% $ 1,577,940 3.7% (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 3.2 years. Debt Repayment Schedule as of September 30, 2019 $938,751 $1,000,000 $800,000 $600,000 $400,000 $289,818 $266,000 $200,000 $482 $25,470 $8,289 $23,662 $25,468 $0 2019 2020 2021 2022 2023 2024 2025 Thereafter 10

FINANCIAL STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) Quarter Ended September 30, 2019 Annualized dividend rate (1) $ 0.92 Price per share (2) $ 17.75 Annualized Dividend Yield 5.18% Total debt (3) $ 1,577,940 Net debt (less cash) 1,569,216 Adjusted EBITDAre (annualized)* 282,132 Net Debt / Adjusted EBITDAre Ratio 5.56x Adjusted EBITDAre (annualized)* $ 282,132 Cash interest expense (annualized)* 62,404 Interest Coverage Ratio 4.52x Total interest expense $ 16,185 Capitalized interest 147 Secured debt principal amortization 409 Total fixed charges $ 16,741 Adjusted EBITDAre 70,533 Adjusted EBITDAre / Fixed Charge Coverage Ratio 4.21x Implied equity market cap $ 3,456,787 Redeemable equity 27,736 Total debt (3) 1,577,940 Total Firm Value $ 5,062,463 Total debt (3) $ 1,577,940 Total assets 4,247,697 Total Debt / Total Assets 37.1% Total Debt / Total Firm Value 31.2% Weighted average common shares 186,328,500 Weighted average OP Units not owned by DOC 5,536,111 Dilutive effect of unvested restricted common shares and share units 115,611 Weighted Average Common Shares and OP Units - Diluted 191,980,222 COVENANT PERFORMANCE Required September 30, 2019 Total Leverage Ratio ≤ 60.0% 35.3% Total Secured Leverage Ratio ≤ 40.0% 1.9% Maintenance of Unencumbered Assets ≥ 1.5x 2.9x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 3.9x (1) Annualized rate based on $0.23 quarterly dividend for the quarter ending September 30, 2019. Actual dividend amounts will be determined by the Trust's Board of Trustees based on a variety of factors. (2) Closing common share price of $17.75 as of September 30, 2019. (3) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. 11

MOB SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY (Unaudited and in thousands, except property count and sq. ft. data.) MOB SAME-STORE PORTFOLIO ANALYSIS MOB Same-Store Portfolio MOB Same-Store Cash NOI, 85.7% Quarter Ended Quarter Ended September 30, 2019 September 30, 2019 Number of healthcare properties (1) 259 237 Gross leasable area (1) 13,873,876 12,661,149 Cash NOI $ 73,624 $ 63,096 % Leased (1) 96.0% 95.6% Other Cash NOI, MOB SAME-STORE PORTFOLIO PERFORMANCE 14.3% Year-Over-Year Comparison Sequential Comparison Q3'19 Q3'18 Change Q3'19 Q2'19 Change Number of MOBs 237 237 — 237 237 — Gross leasable area 12,661,149 12,661,149 — 12,661,149 12,661,149 — % Leased 95.6% 95.3% + 30 bps 95.6% 95.6% — bps Rental revenues $ 93,486 $ 91,706 +1.9% $ 93,486 $ 91,415 +2.3% Lease termination fees (185) (2,256) (91.8)% (185) — —% Operating expenses (30,205) (28,389) +6.4% (30,205) (28,753) +5.0% MOB Same-Store Cash NOI $ 63,096 $ 61,061 +3.3% $ 63,096 $ 62,662 +0.7% Cash NOI $ 73,624 $ 71,479 $ 73,624 $ 67,437 Cash NOI from: Assets not held for all periods (2,064) (1,055) (2,064) (1,540) Repositioning assets — — — — LTACH & Hospital Cash NOI (6,421) (5,199) (6,421) (1,375) (1) MOB Same-Store Cash NOI for the quarter ended September 30, 2018 includes the one-time effects of a lease termination at the Lease termination fees (185) (2,256) (185) — Company's Fox Valley Hematology and Oncology MOB. Upon exclusion of this asset, year-over-year MOB Same-Store growth is 3.3%. Interest income and other (1,858) (1,908) (1,858) (1,860) MOB Same-Store Cash NOI $ 63,096 $ 61,061 $ 63,096 $ 62,662 TENANT OCCUPANCY (1) Quarter Ended Percentage of Total GLA September 30, 2019 September 30, 2019 Total GLA Total square feet beginning of quarter 13,641,585 98.3 % Acquired GLA (2) 245,931 1.8 % Disposed GLA (13,640) (0.1)% Total square feet end of quarter 13,873,876 100.0 % Leased GLA Leased GLA beginning of quarter 13,093,005 94.4 % Expirations (222,870) (1.6)% Renewals 182,355 1.3 % Retention Rate 82% New leases commencing in quarter 41,674 0.3 % Net absorption / (vacancy loss) 1,159 — % Net leased GLA acquired 229,535 1.7 % Leased GLA end of quarter 13,323,699 96.0% (1) Excludes the Company's corporate office building. (2) Includes remeasurements of existing properties totaling 2,756 square feet. 12

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INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY

(Unaudited and in thousands, except sq. ft. data)

QUARTERLY INVESTMENTS

Property		Location	Acquisition Date	First Year Cash Yield		% Leased	Purchase Price	GLA
Rockwall II MOB	(1)	Rockwall, TX	7/26/2019	5.5%	(2)	100.0%	$ 24,006	56,832
Earn-out - Hazelwood Medical Commons	(3)	Maplewood, MN	8/1/2019	5.8%		96.0%	740	—
Shadeland Station Portfolio (2 MOBs)		Indianapolis, IN	8/2/2019	6.3%	(2)	100.0%	23,296	93,332
NCI Buyout - Rockwall II MOB	(1)	Rockwall, TX	8/23/2019	5.5%	(2)	100.0%	572	—
Shell Ridge Portfolio (5 MOBs)	(4)	Walnut Creek, CA	9/27/2019	6.1%		100.0%	34,625	93,011
Loan Investments		Various	Various	5.2%		—	8,197	—
Construction Loan Draws		Various	Various	5.2%		—	3,748	—
Total / Weighted Average				**5.9%**		**100.0%**	**$ 95,184**	**243,175**

(1) On July 26, 2019 the Company completed the acquisition of a 97.5% interest in Rockwall II MOB. The Company acquired the remaining interest on August 23, 2019.

(2) Refers to first year cash yield at stabilization.

(3) The Company completed the settlement of an acquisition related earn-out payment upon the execution of a lease. This payment was funded with the issuance of 3,409 Series A Preferred Units and is considered to be additional purchase price.

(4) The Operating Partnership partially funded the acquisition by issuing an aggregate of 910,032 OP Units valued at approximately $16.1 million on the date of issuance.

QUARTERLY DISPOSITIONS

Property	Location	Date	Proceeds	GLA
Blandford MOB	Little Rock, AR	9/9/2019	$ 2,838	13,640

CONSTRUCTION LOAN SUMMARY

Construction Loans		Location	Estimated Date of Completion	Interest Rate	Quarterly Fundings	Amount Drawn to Date	Total Commitment	Purchase Option Cap Rate
Sacred Heart ASC		Pensacola, FL	3Q20	4.8%	$ 1,563	$ 5,519	$ 28,814	6.3%
Cambridge Denton	(1)	Denton, TX	2Q20	5.5%	2,185	8,536	15,500	6.0%
Total					**$ 3,748**	**$ 14,055**	**$ 44,314**	

(1) The Company's construction loan bears interest at a rate of 5.50% during construction and 6.25% following substantial completion. The Company's fixed purchase option is executable twelve months following the completion of construction.

13

PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of September 30, 2019) TOP TEN STATES BY GLA Texas, 14% State GLA Texas 1,967,267 Indiana 1,092,163 Other, 31% Indiana, 8% Georgia 1,065,508 Kentucky 979,376 Nebraska 979,303 Minnesota 810,301 Georgia, 8% Arizona 733,791 Tennessee 706,805 New York, 4% Kentucky, 7% Ohio 650,319 New York 613,520 Ohio, 5% Nebraska, 7% Other 4,275,523 Tennessee, 5% Minnesota, 6% Total 13,873,876 Arizona, 5% 14

PHYSICIANS REALTY TRUST
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PORTFOLIO DIVERSIFICATION
(As of September 30, 2019)

	# of Properties	GLA	% of Total	% Leased	Coverage Ratio(1)
Single-tenant MOBs	118	5,031,045	36.3%	99.7%	N/A
Multi-tenant MOBs	132	8,141,520	58.7%	93.5%	N/A
Specialty Hospitals	6	390,959	2.8%	100.0%	4.4x
LTACHs	3	310,352	2.2%	100.0%	N/A(2)
Total	259	13,873,876	100.0%	96.0%	

(1) Adjusted for the exclusion of the Company's El Paso Specialty Hospital and two facilities previously affiliated with Foundation Healthcare.
(2) On September 30, 2019, LifeCare 2.0, LLC, a newly formed affiliate of LeBlanc Healthcare, closed its purchase of the operations of each of the Company's LTACH facilities from LifeCare Holdings LLC, assuming the in-place master lease without change. The Company intends to resume the reporting of LTACH coverage upon the establishment of four quarters of operations by LifeCare 2.0, as LifeCare 2.0, LLC started operations on October 1, 2019.

THREE MONTHS ENDED SEPTEMBER 30, 2019

Campus Proximity
(Based on Cash NOI)


On-Campus / Affiliated, 89%
Off-Campus, 11%

Lease Type
(Based on Annualized Base Revenue)


NNN, 78%
Absolute Net, 16%
Gross, 1%
Modified Gross, 5%

Building Type (1)
(Based on Cash NOI)


Specialty Hospital, 5%
LTACH, 2%
MOB, 93%

Section 603 Asset Mix
(Based on Annualized Base Revenue)


603 Assets, 17%
Non-603 Assets, 83%

(1) Excludes one-time catch up payment for LifeCare

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PHYSICIANS REALTY TRUST

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LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE

(As of September 30, 2019, $ in thousands)

INVESTMENT GRADE TENANCY [(1)]

Relationship	Credit Rating (Moody's / S&P)	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit Health	Baa1/BBB+	3,326,049	25.0%	$ 60,234	20.1%
Ascension Health	Aa2/AA+	542,734	4.1%	11,817	3.9%
McKesson Corporation	Baa2/BBB+	281,612	2.1%	7,546	2.5%
Baylor Scott and White Health	Aa3/AA-	268,639	2.0%	7,770	2.6%
HonorHealth	A2/NA	243,500	1.8%	6,026	2.0%
Trinity Health	Aa3/AA-	204,524	1.5%	4,886	1.6%
Other Investment Grade Relationships		2,128,058	16.0%	49,232	16.5%
Total		**6,995,116**	**52.5%**	**$ 147,511**	**49.2%**

TOP 10 TENANTS BY ABR

Tenant		Weighted Avg. Remaining Lease Term	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit - CHI - Nebraska		7.1	895,138	6.7%	$ 16,744	5.6%
CommonSpirit - CHI - KentuckyOne	(2)	6.8	756,306	5.7%	13,956	4.6%
Northside Hospital	(3)	11.5	593,717	4.5%	13,175	4.4%
Baylor Scott and White Health		6.3	268,639	2.0%	7,770	2.6%
US Oncology		5.9	281,612	2.1%	7,546	2.5%
Ascension - St. Vincent's - Indianapolis		7.5	357,110	2.7%	7,436	2.5%
CommonSpirit - CHI - St. Alexius (ND)		6.8	362,284	2.7%	6,551	2.2%
HonorHealth		10.4	243,500	1.8%	6,026	2.0%
Great Falls Clinic		15.8	185,085	1.4%	5,415	1.8%
CommonSpirit - CHI - Franciscan		6.6	280,907	2.1%	5,146	1.7%
Total / Weighted Average		**8.1**	**4,224,298**	**31.7%**	**$ 89,765**	**29.9%**

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2019	39	146,445	1.1%	$ 3,435	1.1%	$23.46
2020	118	429,431	3.1%	9,209	3.1%	21.44
2021	149	583,212	4.2%	12,639	4.2%	21.67
2022	113	678,104	4.9%	17,545	5.9%	25.87
2023	115	619,912	4.5%	14,254	4.8%	22.99
2024	95	860,513	6.2%	18,829	6.3%	21.88
2025	134	939,188	6.8%	22,294	7.4%	23.74
2026	122	3,413,661	24.6%	70,862	23.6%	20.76
2027	71	1,242,699	9.0%	26,613	8.9%	21.42
2028	66	1,443,198	10.4%	34,211	11.4%	23.70
Thereafter	101	2,930,737	20.9%	69,607	23.2%	23.75
MTM	30	36,599	0.3%	354	0.1%	9.68
Vacant		550,177	4.0%			
Total / W.A.	**1,153**	**13,873,876**	**100%**	**$ 299,852**	**100%**	**$22.51**

(1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated.

(2) Leases to be assumed by the University of Louisville Health, and guaranteed by the University Medical Center, Inc. dba University of Louisville Hospital upon completion of that acquisition will represented approximately 4.0% of Company ABR as of September 30, 2019. This transaction closed on November 1, 2019. Upon the completion of that acquisition, the remainder of the CommonSpirit-CHI-KentuckyOne leases are for space leased from the Company in medical office facilities located in the Lexington, Kentucky market and not included in the sale to UL Health. The CommonSpirit-CHI-KentuckyOne Lexington, Kentucky leases represent approximately 0.7% of Total ABR as of September 30, 2019.

(3) Northside Hospital and the Gwinnett Health System announced the official combination of healthcare operations on August 28, 2019.

16

CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, December 31, 2019 2018 ASSETS (unaudited) Investment properties: Land and improvements $ 226,295 $ 211,253 Building and improvements 3,715,866 3,623,962 Tenant improvements 50,624 36,497 Acquired lease intangibles 398,218 452,384 4,391,003 4,324,096 Accumulated depreciation (516,930) (411,052) Net real estate property 3,874,073 3,913,044 Right-of-use lease assets, net 128,490 — Real estate loans receivable 94,211 55,659 Investment in unconsolidated entities 1,331 1,330 Net real estate investments 4,098,105 3,970,033 Cash and cash equivalents 8,724 19,161 Tenant receivables, net 8,209 8,881 Other assets 132,659 144,759 Total assets $ 4,247,697 $ 4,142,834 LIABILITIES AND EQUITY Liabilities: Credit facility $ 512,851 $ 457,388 Notes payable 967,573 966,961 Mortgage debt 83,801 108,504 Accounts payable 6,691 3,886 Dividends and distributions payable 45,412 43,821 Accrued expenses and other liabilities 70,173 76,282 Lease liabilities 63,335 — Acquired lease intangibles, net 6,474 13,585 Total liabilities 1,756,310 1,670,427 Redeemable noncontrolling interests - Series A Preferred Units and partially owned properties 27,736 24,747 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 188,340,416 and 182,416,007 common shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively 1,883 1,824 Additional paid-in capital 2,903,459 2,791,555 Accumulated deficit (526,195) (428,307) Accumulated other comprehensive income 3,137 14,433 Total shareholders' equity 2,382,284 2,379,505 Noncontrolling interests: Operating Partnership 81,052 67,477 Partially owned properties 315 678 Total noncontrolling interest 81,367 68,155 Total equity 2,463,651 2,447,660 Total liabilities and equity $ 4,247,697 $ 4,142,834 17

CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 Revenues: Rental revenues $ 78,820 $ 76,461 $ 224,206 $ 235,740 Expense recoveries 26,295 23,629 76,508 72,225 Interest income on real estate loans and other 2,478 4,938 7,150 9,275 Total revenues 107,593 105,028 307,864 317,240 Expenses: Interest expense 16,185 16,326 48,507 49,974 General and administrative 8,110 6,593 24,758 22,156 Operating expenses 31,504 29,870 94,348 90,670 Depreciation and amortization 36,614 42,723 109,348 119,024 Total expenses 92,413 95,512 276,961 281,824 Income before equity in income of unconsolidated entities and gain on sale of investment properties, net: 15,180 9,516 30,903 35,416 Equity in income of unconsolidated entities 30 28 90 85 Gain on sale of investment properties, net 409 14,227 3,442 11,664 Net income 15,619 23,771 34,435 47,165 Net income attributable to noncontrolling interests: Operating Partnership (434) (656) (939) (1,300) Partially owned properties (136) (119) (410) (374) Net income attributable to controlling interest 15,049 22,996 33,086 45,491 Preferred distributions (314) (284) (892) (1,055) Net income attributable to common shareholders $ 14,735 $ 22,712 $ 32,194 $ 44,436 Net income per share: Basic $ 0.08 $ 0.12 $ 0.17 $ 0.24 Diluted $ 0.08 $ 0.12 $ 0.17 $ 0.24 Weighted average common shares: Basic 186,328,500 182,076,513 184,760,335 181,963,693 Diluted 191,980,222 187,473,230 190,489,654 187,622,109 Dividends and distributions declared per common share and OP Unit $ 0.23 $ 0.23 $ 0.69 $ 0.69 18

REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), plus acquisition-related expenses, non-cash compensation, and other non-recurring items. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for September 2019 by 12 (but excluding the impact of concessions and straight-line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. We believe that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, NAREIT issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by NAREIT. NAREIT defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. 19

REPORTING DEFINITIONS (continued) Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. We believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. On-Campus / Adjacent: On-campus refers to a property that is located within 250 yards of a hospital campus. Adjacent refers to a property that is located within a quarter mile of a Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases hospital campus. that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. 20 djac